                                                                    Exhibit 10.6

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TEXAS TIMBERJACK, INC.     BANCORPSOUTH BANK       Loan Number  265000146917
                                                                ----------------
6004 S US HWY 59           501 SOUTH WASHINGTON    Date   4/12/2002
                                                       -------------------------
LUFKIN, TX  75637          MARSHALL, TX 75670      Maturity Date    6/11/2004
                                                                ----------------
                                                   Loan Amount $  $500,000.00
                                                               -----------------
                                                   Renewal Of
                                                             -------------------
BORROWER'S NAME AND      LENDER'S NAME AND
ADDRESS                  ADDRESS
"I" includes each borrower above, joint and severally. "You" means the lender, its successors and assigns.
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For value received, I promise to you, or your order, at your address listed
above the PRINCIPAL sum of    FIVE HUNDRED THOUSAND  DOLLARS AND 00 CENTS
                          ------------------------------------------------------
Dollars $    $500,000.00
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[X] Single Advance: I will receive all this principal sum on 4/12/2002. No
                                                             ---------
additional advances are contemplated under this note.
[ ] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On
                                            ------------------------------------
           I will receive the amount of  $              and future principle
----------                                --------------
advances are contemplated.
           Conditions:  The condition for future advances are
                                                              ------------------

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          [ ] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all
other conditions and expires on                                      .
                                -------------------------------------
          [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other condition).
INTEREST: I agree to pay interest on the outstanding principal balance from
  4/12/2002      at the rate of     5.250      % per year until the next rate
----------------                --------------                  -------------
change                .
----------------------
[X] Variable Rate: This rate may change as stated below.

          [X] Index Rate:  The future rate will be .50%  ABOVE  the following
                                                   ------------
index rate:
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        WSJ PRIME RATE
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          [ ] Ceiling Rate:  The interest rate ceiling for this note is the
                                                                           -----
           ceiling rate announced by the Credit Commissioner from time to time.
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          [X] Frequency and Timing: The rate on this note may change as often as
 DAILY                                                                         .
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              A change in the interest will take effect THE SAME DAY THAT THE
                                                        ---------------------
RATE OF INTEREST AS SET OUT ABOVE CHANGES DURING THE TERM OF THIS NOTE.
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          [ ] Limitations:  During the term of this loan, the applicable annual
interest rate will not be more than     N/A       % or less than   N/A        %.
                                    -------------               --------------
The rate may not change more than     N/A           % each    N/A              .
                                  -----------------        -------------------
Effect of Variable Rate: A change in the interest rate will have the following effect on the payment:
  [ ] The amount of each scheduled payment will change.   [ ] The amount of the
final payment will change.
[ ]                                                                            .
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ACCRUAL METHOD: Interest will be calculated on a   ACTUAL/360 DAY   basis.
                                                 ------------------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

[X] on the same fixed or variable rate basis in effect before maturity (as indicated above).
[ ] at the rate equal to                                                       .
                         -----------------------------------------------------
[ ] LATE CHARGE: If a payment is made more than            days after it is due,
                                               -------------
I agree to pay a late charge of
                               -------------------------------------------------
                                                                               .
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[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not  included in the principal amount above:
                                                                               .
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PAYMENTS: I agree to pay this note as follows:
[X] Interest: I agree to pay accrued interest WITH PRINCIPAL
                                             -----------------------------------

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[X] Principal: I agree to pay the principal  ON JUNE 11, 2002
                                             -----------------------------------

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[ ] Installments: I agree to pay this note in             payments. The first
                                             ------------
payment will be in the amount of $
                                  ----------------------------------------------
and will be due                              . A payment of $
               ------------------------------                 ------------------
will be due                                   thereafter. The final payment of
            ---------------------------------
the entire unpaid balance of the principal and interest will be due
                                                                    ------------
-------------------------------------------------------- .
ADDITIONAL TERMS;

ALL INVENTORY NOW OWNED AND HEREAFTER
ACQUIRED BY DEBTOR WHEREVER LOCATED,
EXCEPT PARTS INVENTORY
6004 S US HWY 59                            -----------------------------------
LUFKIN, TX 75904                            [X] SECURITY: This note is
                                            separately secured by (describe
                                            separate document by type and date):

                                                SEC AGRMT DATED 4/12/2002



                                            (This section is for your internal
                                             use. Failure to list a separate
                                             security document does not mean
                                             the agreement will not secure this
                                             note.)

                                            ------------------------------------

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THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE        PURPOSE:  The purpose of
CONTRADICTED BY EVIDENCE OF PRIOR,                  this loan REFINANCED FROM
CONTEMPORANEOUS, OR SUBSEQUENT ORAL                           ---------------
AGREEMENTS OF THE PARTIES.                          ANOTHER INSTITUTION
                                                    -------------------
                                                    (BUSINESS)
                                                    ----------------------------


                                         SIGNATURES: I AGREE TO THE TERMS OF
    THERE ARE NO UNWRITTEN ORAL          THIS NOT (INCLUDING THOSE ON PAGE 2).
    AGREEMENTS BETWEEN THE PARTIES.      I have received a copy on today's date.

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  Signature for Lender

                                         _______________________________________
                                         TEXAS TIMBERJACK, INC.
                                         BY HAROLD ESTES, PRESIDENT

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